UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                   FORM 8-K/A


                 CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT April 1, 2002

                            Commission file number:
                                     0-22923

                           INTERNATIONAL ISOTOPES INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Texas                                  74-2763837
    ------------------------            -----------------------------------
    (State of incorporation)            (IRS Employer Identification Number)

                 4137 Commerce Circle, Idaho Falls, Idaho 83401
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (208) 524-5300
              ---------------------------------------------------
              (Registrant's telephone number, including area code)




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Item 4. Changes in Registrant's Certifying Accountants

         On October 12, 2001, the Company announced it had decided to retain Grant Thornton LLP ("Grant Thornton") as the Company's new principal accountants. On March 29, 2002 Grant Thornton informed the Company they had decided to decline the engagement. This decision was made entirely by Grant Thornton. There were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         On April 1, 2002 the Company retained Hansen, Barnett & Maxwell LLP as principal accountants. The decision to select Hansen Barnett, & Maxwell was approved by the audit committee of the board of directors and will be posed for ratification by the stockholders at the next annual meeting.


Item 7. Financial Statements and Exhibits

     Exhibit               Name of Exhibit
     -------               ---------------

       16.1                Letter from Grant Thornton LLP


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   International Isotopes Inc.
                                   (Registrant)



                                   By:  /s/ Steve T. Laflin
                                        ---------------------------
                                        Steve T. Laflin
                                        President and Chief Executive Officer
Date:  April 5, 2002

     Table of Exhibits


     Exhibit               Name of Exhibit
     -------               ---------------

       16.1                Letter from Grant Thornton LLP